UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 23, 2012

RELM Wireless Corporation
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-07336	59-34862971
(Commission File Number)	(IRS Employer Identification No.)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(IRS Employer Identification No.)

Registrant's telephone number, including area code        (321) 984-1414

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

On May 23, 2012, RELM Wireless Corporation (the “Registrant”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”).  The sole matter voted on by stockholders at the Annual Meeting was the election of six (6) directors to the Registrant’s Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. The tabulation of votes for the election of the six (6) directors is as follows:

	For	Against	Broker Non-Votes*
George N. Benjamin, III	6,416,638	851,901	6,274,443
David P. Storey	7,148,231	120,308	6,274,443
Donald F. U. Goebert	6,380,725	887,814	6,274,443
Randolph K. Piechocki	6,203,161	1,065,378	6,274,443
Timothy W. O’Neil	5,209,663	2,058,876	6,274,443
Warren N. Romine	6,368,032	900,507	6,274,443

*Estimate

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELM WIRELESS CORPORATION
(Registrant)

Date: May 24, 2012	By:	/s/ William P. Kelly
Executive Vice President and Chief Financial Officer

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